UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

5BARz International, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Securities Exchange Act of 1934

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5BARz International, Inc.

9444 Waples Street, Suite 140

San Diego, California

92121

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on September 24, 2014

You are invited to attend the 2014 Annual Meeting of Shareholders of 5BARz International, Inc. The meeting will be held on the 24th day of September, 2014 at 2:00PM, Pacific Time, at the Hilton La Jolla Torrey Pines, 10950 North Torrey Pines Road, La Jolla, CA 92037. The meeting will be held for the following purposes:

1.	Elect as directors the 2 nominees named in the attached proxy statement to hold office for a one year term or until their successors shall be elected and qualified or until their earlier resignation or removal;

2.	Ratify the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014;

3.	Consider and vote on a proposal to amend the Articles of Incorporation for the purpose of increasing the authorized number of shares of our capital stock from 250,000,000 to 400,000,000;

4.	Ratify the adoption of the 5BARz International, Inc. 2013 Stock Incentive Plan;

5.	To consider and, if deemed advisable, approve an advisory vote on executive compensation;

6.	To consider an advisory vote determining the frequency of future executive compensation advisory votes; and

7.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Each of these items of business is more fully described in the Proxy Statement accompanying this Notice. The Proxy Statement is accompanied by a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Only shareholders of record at the close of business on July 10, 2014 will be able to vote at the meeting.

Your vote is important. Please submit a proxy through the internet or, if this proxy statement was mailed to you, by completing, signing and dating the enclosed proxy card and returning it promptly in the enclosed reply envelope. If you plan to attend the meeting, please mark the appropriate box on the proxy so the Company can prepare an accurate admission list. If you attend the meeting and prefer to vote in person, you will be able to do so. Please note, however, that if a broker, bank or other nominee is the record holder of your shares and you wish to attend and vote at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

By Order of the Board of Directors,
/s/ Daniel Bland
President
San Diego, California July 31, 2014

5BARz International Inc.

9444 Waples Street, Suite 140,

San Diego, California

92121

PROXY STATEMENT

2014 ANNUAL MEETING OF SHAREHOLDERS

The Board of Directors of 5BARz International Inc. (the “Company” or “5BARz”) solicits your proxy in the form enclosed with this proxy statement. The proxy will be used at the 2014 Annual Meeting of Shareholders, which will be held on September 24, 2014 at 2:00 p.m., Pacific Time, at the Hilton La Jolla Torrey Pines, 10950 North Torrey Pines Road, La Jolla, CA 92037. The proxy may also be used at any continuation or adjournment of the meeting. You may submit your proxy to us by mail using the enclosed proxy form. The Company intends to mail, on or about August 10, 2014, a printed copy of this proxy statement and the enclosed proxy form and voting instructions to all shareholders of record on July 10, 2014 (the “Record Date”). A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, including financial statements, accompanies this Proxy Statement.

Shareholders of record at the close of business on July 10, 2014 are entitled to notice of and to vote at the meeting or any adjournment thereof. The Company’s outstanding voting securities on July 10, 2014 consisted of 193,395,065 shares of common stock, (the “Outstanding Shares”) which is entitled to one vote on all matters to be presented at the meeting. The common stock does not have cumulative voting rights.

Quorum; Approval Requirements

The presence, in person or by proxy, of holders of record of a majority of the Outstanding Shares constitutes a quorum at the Annual Meeting. Assuming the presence of a quorum, the following sets forth the shareholder approval requirements under Nevada law and our Articles of Incorporation for each matter to be presented at the Annual Meeting:

●	the election of directors requires a plurality of votes represented in person or by proxy at the meeting,
●	ratification of the appointment of Marcum, LLP as our auditors for the year ended December 31, 2014 requires that the votes cast in favor exceed the votes cast against the proposal; and
●	ratification of the adoption of the 2013 Stock Incentive Plan requires that the votes cast in favor exceed the votes cast against the proposal;
●	voting on a proposal to amend the Articles of Incorporation for the purpose of increasing the authorized number of shares of our capital stock from 250,000,000 to 400,000,000 requires that the votes cast in favor exceed the votes cast against the proposal;
●	to consider and, if deemed advisable, approve an advisory vote on executive compensation; and
●	to consider an advisory vote determining the frequency of future executive compensation advisory votes.

The Company will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Abstentions and Broker Non-Votes

If you hold your shares in “street name,” you are the beneficial owner of the shares, but the record owner of the shares is your brokerage firm or bank. If you fail to vote your shares, your brokerage firm or bank, as the record owner of the shares, may have discretionary authority to vote the shares. However, your brokerage firm, bank, or other nominee is only permitted by applicable regulatory requirements to vote your shares on “routine matters” without specific instructions from you, the beneficial owner of the shares. Neither the vote on the election of directors or ratification of the 2013 Stock Incentive Plan is considered a routine matter; consequently, your broker may NOT vote your shares on either such proposal unless they receive specific instructions from you. Broker non-votes will be included in determining the presence of a quorum.

A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum.

Abstentions and broker non-votes will not be counted either in favor of or against the election of the director nominees, ratification of our auditors or approval of the 2013 Stock Incentive Plan.

Voting By Proxy

If you have properly submitted your proxy and have not revoked it prior to the Annual Meeting, we will vote your shares according to your instructions on the proxy. If you do not provide any instructions, we will vote your shares: (a) “FOR” the nominees listed in Proposal 1; (b) “FOR” Proposals 2, 3, 4, 5 and 6; and (c) in accordance with the recommendations of the Company’s management on other business that properly comes before the meeting or matters incident to the conduct of the meeting. If you return your signed proxy card without indicating your vote, your shares will be voted “FOR” Proposals 1-6.

Solicitation of Proxies

The Company will pay for the cost of solicitation of proxies on behalf of the Board. In addition to mail, proxy solicitation may be made through other means, including by telephone, facsimile, electronic mail and in-person by our officers and directors. We may, upon request, reimburse banks, brokers, nominees and other record holders for their reasonable expenses in sending solicitation material to stockholders. Stockholders should not send their stock certificates with their proxy cards.

Voting in Person

If you submit a proxy or voting instructions, you do not need to vote in person at the annual meeting. However, we will pass out written ballots to any shareholder of record or authorized representative of a shareholder of record who wants to vote in person at the annual meeting rather than by proxy. Voting in person will revoke any proxy previously given. If you hold your shares through a broker, bank or other nominee, you must obtain a legal proxy from your broker, bank or nominee authorizing you to vote your shares in person, which you must bring with you to the special meeting.

Revocability of Proxies

Any shareholder who executes a proxy pursuant to this solicitation retains the right to revoke it at any time before it is voted. If you properly submit your proxy but attend the meeting and choose to vote personally, our ability to exercise the proxy will be suspended. You also may revoke your proxy by notifying Daniel Bland, the President of the Company, in writing at the address listed above prior to our exercise of the proxy at the Annual Meeting or any adjournment of the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Dissenters Right of Appraisal

In connection with the proposals set forth herein, shareholders are not entitled to assert dissenter rights under NRS 92A.300 to 92A.500.

PROPOSAL 1: ELECTION OF DIRECTORS

We Recommend a Vote “FOR” All Nominees

The Board of Directors presently consists of two directors. The term of office of each director expires at the 2014 Annual Meeting. Directors serve until their respective successors have been elected and qualified. Executive officers are appointed by and serve at the pleasure of the Board of Directors. Dr. Gilbert Amelio and Mr. Daniel Bland are nominees for reelection, each of whom is currently a member of the Board of Directors.

The following table provides the name, age, principal occupation and other directorships of each nominee, the year in which he became a director of the Company and the year in which his term expires. Except as otherwise noted, each has held his principal occupation for at least five years. The information below also includes a summary of the specific experience, qualifications, attributes or skills that led to the conclusion that each nominee is qualified to serve on the Board.

If a quorum of shares is present at the meeting, the 2 nominees for director who receive the greatest number of votes cast at the meeting will be elected directors. In the event that any of the nominees is unable or declines to serve as a director at or prior to the time of the Annual Meeting (an event that currently is not anticipated by management), the proxies will be voted for the election of such substitute nominee as the Board of Directors may propose. Each of the nominees has agreed to serve if elected and we have no reason to believe that they will be unable to serve.

Nominees

Name:	Age:	Positions Held:	Director Since:	Other Directorships:
Dr. Gilbert Amelio	71	Chairman	November 18, 2013	InterDigital, Inc. Galectin Therapeutics Inc.
Mr. Daniel Bland	55	President, CEO and Director	November 12, 2010

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Dr. Gilbert Amelio, Chairman

Dr. Amelio, has held the position of Director and Chairman of the Board of Directors of 5BARz International Inc. from November 2013 to date, and was a member of the 5BARz International Inc. Advisory Board since February 2012.

Dr. Amelio began his career at AT&T Bell Laboratories and was Senior Partner of Sienna Ventures, a privately-held venture capital firm in Sausalito, California, from 2001 until January 2012. Dr. Amelio was Chairman and Chief Executive Officer of Jazz Technologies, Inc., an analog-intensive mixed-signal semiconductor foundry solutions company, from 2005 until 2008, at which time he was named Chairman Emeritus. Dr. Amelio was Principal of Aircraft Ventures, LLC from 1997 to 2004. Prior to that, he served as Chairman and Chief Executive Officer of Apple Computer Inc. from 1996 to 1997 and National Semiconductor Corporation from 1991 to 1996. Dr. Amelio is responsible for a number of patents. He previously served as a Director of Jazz Technologies, Inc. (2005-2008). In 2008, Acquicor Management LLC, a former shareholder of Jazz Technologies, Inc., where Dr. Amelio had served as the sole managing member since 2005, declared bankruptcy. In 2003, AmTech, LLC, a technology investments and consulting services firm, where Dr. Amelio served as Chairman and Chief Executive Officer from 1999 to 2004, declared bankruptcy. Dr. Amelio graduated from Georgia Institute of Technology where he earned his B.S., M.S. and Ph.D. degrees in physics. He has been a Director of AT&T 2001 through 2013 and had previously served as an Advisory Director of AT&T from 1997 to 2001. He served as a Director of Pacific Telesis Group from 1995 until the company was acquired by AT&T (then known as SBC Communications Inc.) in 1997. He was the Chairperson of the Human Resources Committee and a member of the Corporate Development and Finance Committee and the Executive Committee. He is a Director of Galectin Therapeutics Inc. (formerly Pro-Pharmaceuticals, Inc.) and InterDigital, Inc. Dr. Amelio’s qualifications to serve on the Board include his executive leadership experience in the oversight of other large publicly traded companies, his prior service as a director of a telecommunications company that we acquired, his technical background and expertise, and his experience and expertise in venture capital. These attributes are valuable particularly for a technology and innovation driven company like 5BArz International, Inc.

Mr. Daniel Bland, President, CEO and Director

Daniel Bland has held the position of Director and Chief Executive Officer of 5BARz International Inc. for the 3 years and eight months since November 2, 2010.  Prior thereto, for the period January 2008 to November 2010 he was the President and Director of Dollardex Group, Corp., a privately held Company which held the exclusive distribution rights to the Cellynx Group, Inc. technology and products.

Mr. Bland is a seasoned entrepreneur who has firmly established himself as a 'hands-on' developer of premier and unique technologies. Over the last thirty years he has been ahead of the technology curve by locating state-of-the-art technology, incubating it, developing it, housing it and commercializing it. His in depth experience with small cap companies has enabled him to raise over $100,000,000 for his various ventures in both domestic and international venues. The skill set that he has developed over the life of his career is now being fully utilized through the creation of 5BARz International and its leading edge products within the most vibrant technology sector in modern times: the Wireless Industry.

The Board of Directors recommends a vote FOR all nominees set forth in Proposal 1.

Directors and Executive Officers

As of November 18, 2013, our Board of Directors consisted of two directors and we have five executive officers. The term of office of each director expires at the annual meeting of our shareholders. Directors serve until their respective successors have been elected and qualified. Executive officers are appointed by and serve at the pleasure of the Board of Directors.

Set forth below is biographical information for each of our current directors and executive officers.

Name	Age	Position
Gil Amelio	71	Chairman of the Board of Directors
Daniel Bland	56	President, Chief Executive Officer and Director
Naresh Soni	56	Chief Technology Officer
Orlando Cueter	48	Vice President, Business Development, Latam
Mark Geoghegan	57	Corporate Finance

None of our directors or executive officers are related by blood, marriage or adoption.

Mr. Naresh Soni, Chief Technology Officer

Mr. Soni is an accomplished technology leader with over 20 years of experience building and managing global technology, marketing, products, systems, and infrastructure teams. From 2010-2013, Mr. Soni served as InterDigital’s Chief Technology Officer, where he was responsible for InterDigital’s technology strategy and roadmap. From 2012-2013, he served on the Technical Advisory Board for Accelera Mobile Broadband, Inc. Mr. Soni served on the Board of Directors for CommNexus from 2011-2013, a non-profit that oversees and participates in technology incubators, participates in industry leadership series and develops programs within special interest groups. From 2008-2009, Mr. Soni was the founder and CEO of Exemplar Techologies, Inc., a company that provided service development platforms and product strategies to carriers, OEMs and technology platform providers. Mr. Soni obtained a BS in electrical engineering from the University of Mumbai in 1981 and a MSEE in computer engineering in 1992 from the University of Texas at Austin. Additionally, Mr. Soni has published several technical articles and holds four technical patents.

Mr. Orlando Cueter, Vice President

Mr. Orlando Ceuter was appointed Vice President, Business Development for Latin American of 5BARz International Inc. on January 1, 2011. Previously, Mr. Cueter was a partner with ITC Invoice to Cash, Inc. Mr. Cueter is an Industrial Engineer, and holds a Masters degree in Economics from Georgetown University. He has 20 years of business experience, starting with the United Nations in Santiago Chile – Industry Division. Since then Mr. Cueter has been involved in corporate finance for a diverse number of global businesses.

Mr. Mark Geoghegan, Corporate Finance

As the Director of Finance with 5BARz International Inc., since November 2010 Mr. Geoghegan, has been actively involved with the formation of the Company and vend in of assets from Dollardex Group, Corp. He is responsible for 10K’s and 10Q’s, business plan development, organization and supervision of the financial reporting and private placement processes, and financial and strategic planning processes.

Prior thereto, for the period 1990 to 2010, Mr. Geoghegan was the founder and operator of a privately held consulting Company, which has worked with promising emerging Companies and has been an integral part of their management teams, raising more than $100 million dollars for the development of those enterprises. He has substantial experience in structuring and listing Companies on stock exchanges in venues in the world, with substantive post listing management experience for International corporations, including quarterly reporting, annual audited financials, annual reports, budgets, ongoing business plan development, investor relations and management of business development initiatives. Mr. Geoghegan’s career started with Price Waterhouse where he obtained a chartered accounting designation. He has a Bachelor of Commerce Degree from the University of Ottawa.

Directors

For the biographical summary of our 2 director-nominees, see “Proposal 1. Election of Directors – Nominees” above.

Executive Officers

In addition to Dr. Gilbert Amelio and Mr. Daniel Bland, biographical information for our other executive officers. Messrs. Soni, Cueter and Geoghegan’s biographical information is set forth above under “Proposal 1. Election of Directors – Nominees.”

Board of Directors and Committee Meetings

Under Nevada law, the Company is managed under the direction of the Board of Directors. The Board establishes broad corporate policies and authorizes various types of transactions, but it is not involved in day-to-day operational details. During fiscal year 2013, the Board did not hold any regular meetings. All action was taken by unanimous written consent.

Although we do have a Chairman of the Board, we have not established a written position description for our Chairman of the Board or for the Chairs of any of the Board Committees; rather, a primary function of those positions is to set the agenda for and lead the meetings.

The Company encourages but do not require members of the Board to attend the Annual Meeting.

Audit Committee

We do not have an audit committee or designated audit committee financial expert. Our entire board of directors pre-approves all services provided by our independent auditors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

Compensation Committee

We do not have a compensation committee. Our entire board of directors pre-approves all compensation provided to officers and directors.

Nominating Committee

The Board does not have a standing nominating committee. Rather, the functions of a nominating committee are performed by the entire Board of Directors and all directors participate in considering director nominees. We believe that this is appropriate, due to the small size of our Board of Directors. Our Board does not have a formal process for identifying new director nominees. In identifying candidates to be directors, the Board seeks persons it believes to be knowledgeable in our business or industry experience, or some aspect of it which would benefit our company. The Board believes that the minimum qualifications for serving on our Board are that each director has an exemplary reputation and record for honesty and integrity in his or her personal dealings and business or professional activity. All directors should possess a basic understanding of financial matters, have an ability to review and understand our financial and other reports, and to discuss such matters intelligently and effectively. The Board will take into account whether a candidate qualifies as “independent” under applicable SEC rules and exchange listing requirements. If a nominee is sought for service on the Audit Committee, the Board will take into account the financial and accounting expertise of a candidate, including whether an individual qualifies as an “audit committee financial expert.” Each candidate also needs to exhibit qualities of independence in thought and action. Finally, a candidate should be committed to the interests of our stockholders, and persons who represent a particular special interest, ideology, narrow perspective or point of view would not, therefore, generally be considered good candidates for election to our Board.

The Board is open to receiving recommendations from shareholders as to potential candidates it might consider, and the Board gives equal consideration to all director nominees, whether recommended by our shareholders, management or current directors. A shareholder wishing to submit a director nomination should send a letter to the Board of Directors, c/o Corporate Secretary, 5BARz International Inc., 9444 Waples Street, Suite 140, San Diego, California 92121. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.” The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected. In making recommendations, shareholders should be mindful of the discussion of minimum qualifications set forth above; although satisfaction of such minimum qualification standards does not imply that the Board necessarily will nominate the person so recommended by a shareholder. In addition, for nominees for election to the Board proposed by shareholders to be considered, the following information must be timely submitted with the director nomination:

•	the name, age, business address and, if known, residence address of each nominee;
•	the principal occupation or employment of each nominee;
•	the number of shares of our common stock beneficially owned by each nominee;
•	the name and address of the shareholder making the nomination and any other shareholders known by such shareholder to be supporting such nominee;
•	the number of shares of our common stock beneficially owned by such shareholder making the nomination, and by each other shareholder known by such shareholder to be supporting such nominee;
•	any other information relating to the nominee or nominating shareholder that is required to be disclosed under SEC rules in order to have a shareholder proposal included in our proxy statement; and
•	a representation that the shareholder intends to appear in person or by proxy at the annual meeting to nominate the person named in its notice.

Director Compensation

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board of directors. In setting director compensation, the board of directors considers the significant amount of time that directors expend in fulfilling their duties as well as the skill level required of members of the board of directors.

In addition to cash and stock-based compensation, non-employee directors are reimbursed for their out-of-pocket expenses, in accordance with our reimbursement policies, incurred in attending meetings of the board of directors and committee meetings and conferences with our senior management. We also maintain directors’ and officers’ liability insurance on all of our directors and executive officers. Directors who are our employees receive no compensation for their service as directors.

Cash Compensation

The Board of Directors are not currently compensated in cash for services rendered as directors. Mr. Bland’s cash compensation is earned solely for his service as Chief Executive Officer and President of the Company. Dr. Amelio earns cash compensation of $20,000 per month for his position on the advisory board of the Company, and his role as the chairman of the Board of Directors.

Equity Compensation

For services rendered as member of the advisory board, Dr. Amelio was granted 2,000,000 shares in June 2012 and on May 17, 2013, options to acquire 3,000,000 shares of common stock at a price of $0.10 per share. These options will vest over 36 months, and expire on May 17, 2023. For services rendered, Mr. Bland and Dr. Amelio were each granted options to acquire an additional 250,000 shares of common stock at a price of $0.17 per share. These options were granted on January 13, 2014, vested immediately, and will expire on January 13, 2019.

Director Independence

Quotations for our common stock are entered on the OTCBB inter-dealer quotation system, which does not have director independence requirements. For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. During the fiscal year ended December 31, 2013, Dr. Amelio and Mr. Bland acted as our directors. Dr. Amelio fits the NASDAQ definition of director independence.

Shareholder Communications

Shareholders and other interested parties may communicate with the Board of Directors by written inquiries sent to 5BARz International Inc., Attention: Directors, 9444 Waples Street, Suite 140, San Diego, California 92121. 5BARz’s outside counsel will review these inquiries or communications. Communications other than advertising or promotions of a product or service will be forwarded to the directors. Shareholders and other interested parties may send communications to specified individual directors using the same procedures.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock (collectively, “Reporting Persons”) to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Reporting Persons are also required by SEC regulations to furnish us with copies of all such ownership reports they file. SEC regulations also require us to identify in this Report any Reporting Person who failed to file any such report on a timely basis.

We do not believe that all Reporting Persons complied with all applicable Section 16(a) filing requirements for fiscal year 2013, based solely on our review of Item 12, Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters in the Company’s most recent Annual Report on Form 10-K, filed on April 14, 2014.

Selection of Independent Registered Public Accounting Firm

The Board of Directors also has appointed Marcum, LLP to be the Company’s independent registered public accounting firm for fiscal 2014. Marcum, LLP has served as our auditors since 2012.

Policy for Approval of Audit and Permitted Non-Audit Services

All audit, audit-related and tax services were pre-approved by the Board of Directors, which concluded that the provision of such services Marcum, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table shows for each of the fiscal years ended December 31, 2013 and 2012 all compensation awarded, earned by or paid to Mr. Daniel Bland, our President and Chief Executive Officer, and Dr. Gil Amelio, our Chairman of the Board (our “NEOs”):

Name and Principal Position	Year	Salary	Bonus	Option Awards	All Other Compensation	Total Compensation
		($)	($)	($)	($)	($)
Daniel Bland President & Chief Executive Officer	2013	$ 196,000	--	--	--	$ 196,000
	2012	--	--	--	--	--
Gilbert Amelio Chairman	2013	--	--	$ 271,078	--	$ 371,078
	2012	--	--	--	--	--

Compensation Philosophy and Objectives

Our executive compensation program that we apply to our NEOs will be designed to attract and retain qualified and experienced executives who will contribute to our success. The executive compensation program is designed to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our small size and available resources. The board of directors has sole and unfettered discretion with respect to decisions regarding the compensation of the NEOs.

Elements of Compensation

Our executive compensation program is anticipated to consist of two components: (i) base compensation, and (ii) a long-term compensation component in the form of stock options and stock awards. Both components are determined and administered by the board of directors. The stock incentive component is expected to form an essential part of the NEOs’ compensation.

Base Compensation

Base compensation for the NEOs is reviewed from time to time and set by the board of directors, and is based on the individual’s job responsibilities, contribution, experience and proven or expected performance, as well as to market conditions. In setting base compensation levels, consideration will be given to such factors as level of responsibility, experience and expertise. Subjective factors such as leadership, commitment and attitude will also be considered.

Stock Options and Awards

To provide a long-term component to the executive compensation program, our executive officers, directors, employees and consultants may be granted Options and Awards (as those terms are defined below) under our 2013 Stock Incentive Plan. The maximization of stockholder value is encouraged by granting equity incentive awards. The President will make recommendations to the board of directors for the other executive officers and key employees. These recommendations take into account factors such as equity compensation given in previous years, the number of Options and Awards outstanding per individual and the level of responsibility.

Outstanding Equity Awards at 2013 Fiscal Year-End

The following table presents information about unexercised stock options held by each of the NEOs as of December 31, 2013.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Dr. Gilbert Amelio	3,000,000	0	$0.10	May 17, 2023

Outstanding Equity Awards at July 10, 2014

The following table presents information about unexercised stock options held by each of the NEOs as of July 10, 2014.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Dr. Gilbert Amelio	3,000,000	0	$0.10	May 17, 2023
	250,000	0	$0.17	January 13, 2019
Daniel Bland	250,000	0	$0.17	January 13, 2019

2013 Stock Incentive Plan

On May, 17 2013, our board of directors adopted the 5BARz International Inc. 2013 Stock Incentive Plan (the “Plan”). The 2013 Stock Incentive Plan provides for the grant of options (“Options”) to purchase common stock, and stock awards (“Awards”) consisting of common stock, to eligible participants, including our directors, executive officers, employees and consultants. The terms and conditions of the 2013 Stock Incentive Plan apply equally to all participants. We have reserved a total of 20,000,000 shares of common stock for issuance under the Plan. As of the Record Date, there were outstanding Options for a total of 10,150,000 shares of common stock, none of which have been exercised, and no Awards have been granted.

The Plan Administrator, which is currently the board of directors, may designate which of our directors, officers, employees and consultants are to be granted Options and Awards. The Plan Administrator has the authority, in its sole discretion, to determine the type or types of awards to be granted under the Plan. Awards may be granted singly or in combination.

Options

The 2013 Stock Incentive Plan allows for the award of “incentive stock options” and “non-qualified stock options”. Options may be granted by the Plan Administrator, in compliance with the requirements of the stock exchange on which the common stock may be listed or quoted. The Plan Administrator further determines the exercise price and other terms associated with any Options granted under the Option Plan, subject to the rules of the applicable stock exchange. The Options vest and expire on dates set by the Plan Administrator, being not more than ten years from the date of grant, provided that any outstanding Options will expire on a date not exceeding 90 days following the date that the holder ceases to be an officer, director, employee or consultant, for any reason other than retirement, death, permanent disability or termination for cause (as defined in the Plan). Options granted under the Plan are non-assignable.

Awards

The Plan Administrator is authorized to make Awards of common stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with us or the achievement of performance goals related to profits, profit growth, profit related return ratios, cash flow or total stockholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which common stock subject to Awards are held during the periods they are subject to restrictions and the circumstances under which repurchase or forfeiture of the Award shall occur by reason of a participant’s termination of service.

Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to an Award, or upon a participant’s release from any terms, conditions and restrictions of an Award, as determined by the Plan Administrator, we shall release, as soon as practicable, to a participant or, in the case of a participant’s death, to the personal representative of a participant’s estate or as the appropriate court directs, the appropriate number of common stock. Notwithstanding any other provisions of the 2013 Stock Incentive Plan, the Plan Administrator may, in its sole discretion, waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Options and Awards shall terminate immediately prior to our corporate dissolution or liquidation. To the extent a forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

Potential Payments upon Resignation, Retirement, or Change of Control

We do not have any plans or agreements that are specific and unique to executive officers regarding termination of employment or a change of control of the Company.

Our 2013 Stock Incentive Plan provides for accelerated vesting of all unvested stock options and unvested restricted stock awards upon a “company transaction” (as defined in the Plan), irrespective of the scheduled vesting date for these awards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information with respect to the beneficial ownership of our shares of common stock and convertible preferred stock as of the Record Date by our directors, named executive officers, and directors and executive officers as a group, as well as each person (or group of affiliated persons) who is known by us to beneficially own 5% or more of our common stock. As of the Record Date, there were 193,395,065 shares of common stock issued and outstanding.

The percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. To our knowledge, unless indicated in the footnotes to the table, each beneficial owner named in the tables below has sole voting and sole investment power with respect to all shares beneficially owned.

The address for each of our officers and directors is c/o our corporate offices at 9444 Waples Street, Suite 140, San Diego, California 92121.

Name and Address	Number of Shares of Common Stock	Percentage Ownership (3)
Officers and Directors
Mr. Daniel Bland, (1) 5535 Peregrine Way Blaine, WA 98230	41,678,834	21.6%
Dr. Gilbert Amelio (2) 5835 Strasbourg Court Reno, NV 89511	5,950,000	3.1%

All Directors and Executive Officers as a Group (persons)	47,628,834	24.7%

5% Stockholders
Global Equity Finance, Ltd. (4) Bahnhofstrasse 28a CH8001, Zurich Switzerland	17,260,000	8.9%

(1)	Of the forty-one million four hundred twenty-eight thousand eight hundred thirty-four (41,428,834) shares owned by Mr. Bland, forty million (40,000,000) shares are owned by him directly, while the remaining one million four hundred twenty-eight thousand eight hundred thirty-four (1,428,834) shares are held by Dollardex Group Corp., of which he is the sole officer, director and shareholder. Mr. Bland also has 250,000 unexercised stock options issued under the 2013 Stock Incentive Plan.
(2)	These shares consist of (1) 2,700,000 shares owned by Dr. Amelio directly, as well as 3,250,000 unexercised stock options issued under the 2013 Stock Incentive Plan.
(3)	The percent of class is based on 193,172,845 shares of common stock issued and outstanding as of July 10, 2014.
(4)	Of this amount, 7,035,000 shares consist of common stock and 10,225,000 are shares underlying a common stock purchase warrants issued on February 14, 2013, April 22, 2013, May 5, 2013, May 28, 2013, May 31, 2013, and September 1, 2013.

We know of no arrangements, including pledges, by or among any of the forgoing persons, the operation of which could result in a change of control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Related Party Transactions

Except as set forth below, we are not aware of any material interest, direct or indirect, of any of our directors or executive officers, any person beneficially owning, directly or indirectly, 10% or more of our voting securities, or any associate or affiliate of such person in any transaction since the beginning of the last fiscal year or in any proposed transaction which in either case has materially affected or will materially affect us.

•	On December 30, 2010, the Registrant, 5BARz International Inc., a Nevada corporation, (“5BARz”), acquired, pursuant to an Assignment Agreement from Dollardex Group Corp., a Panamanian Corporation controlled by Mr. Daniel Bland, the President and CEO of the Registrant, all right title and interest in an “Amended and Restated Master Global Marketing and Distribution Agreement”, an “Asset Purchase Agreement”, a “Line of Credit Agreement” and a “Security Agreement”, collectively referred to as “The Agreements”. The Agreements, as restated, had originally been entered into between CelLynx Group, Inc., a Nevada Corporation and Dollardex Group Corp., a Panamanian Corporation, on October 5, 2010, and were amended on March 29, 2012. The Agreements relate principally to the development of the sales and marketing of the 5BARz™ line of products and related accessories by 5BARz International Inc.

•	Collectively, the agreements referred to above provide to 5BARz International Inc., the business opportunity to commercialize a state of the art technology developed by CelLynx related to the manufacture and sale of ‘cellular network extenders” as well as a 60% interest in the patent applications, and legal equivalents thereto owned by CelLynx. It is these agreements that represent the asset acquired by 5BARz International Inc.

•	The Assets have been acquired by 5BARz International Inc. from Dollardex Group Corp. Both Companies, 5BARz and Dollardex, are controlled by the President and CEO of both Companies, Mr. Daniel Bland.

•	The consideration paid for the assignment of the assets is comprised of a note payable in the amount of $370,000 USD payable to Dollardex Group Corp., along with interest charged at a rate of 5% per annum and payable at any time at the sole discretion of 5BARz. In addition, 5BARz issued 15,600,000 shares of the common stock of 5BARz International Inc. to Dollardex Group Corp., representing 17.8% of the issued and outstanding common stock of the Registrant at the time of issue.

 PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors Recommends a Vote “FOR” Proposal 2

The Audit Committee of the Board of Directors has appointed Marcum, LLP (“Marcum”) as the Company’s independent registered public accounting firm for the year ending December 31, 2013. Although not required, the Board of Directors is requesting ratification by the shareholders of this appointment. Stockholder ratification of the selection of Marcum as our independent auditors is not required by our bylaws; however the Board of Directors is submitting the selection of Marcum to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our shareholders.

Marcum has audited our financial statements since 2012. Marcum replaced Thomas J. Harris, PLLC (“Harris”), who was dismissed by the Board of Directors during 2012. The dismissal of Harris was not based on any disagreement with Harris, and there were no adverse opinions or disclaimer of opinions contained within Harris’ reports of the previous two years before their dismissal. The decision to change our independent registered public accounting firm to Marcum was made by the Board of Directors.

The Company incurred the following fees during fiscal 2012 and 2013 for services performed by Marcum:

	Marcum, LLP
	2013	2012
Audit Fees (1)	$110,000	$75,000
Audit Related Fees (2)	—	—
Tax Fees (3)	1,250	975
All Other Fees	—	—

(1)	“Audit Fees” represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements included in our reports on Form 10-Q, and issuance of comfort letters and audit services provided in connection with other statutory or regulatory filings.
(2)	“Audit Related Fees” generally represent fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements, and acquisition due diligence, review of registration statements and issuance of comfort letters.
(3)	“Tax Fees” generally represent fees for tax compliance, tax advice, tax-related acquisition due diligence and tax planning services, including preparation of tax returns.

The Audit Committee reviews and approves the fee to be paid to the independent registered public accounting firm. The Audit Committee is also responsible for reviewing and approving engagements of significant non-audit work performed by the independent registered public accounting firm, and the Audit Committee approved all audit related fees and tax fees.

Representatives from Marcum are not expected to be present at the annual meeting, will not have the opportunity to provide a statement at the meeting, and will not be available to answer questions. If you wish to discuss any accounting with Marcum, please contact Mr. Bland at 9444 Waples Street, Suite 140, San Diego, California 92121, and Mr. Bland will arrange for communication with Marcum.

The Board of Directors recommends a vote FOR Proposal 2.

PROPOSAL 3: CONSIDER AND VOTE ON AN AMENDMENT TO OUR ARTICLES OF INCORPORATION

The Board of Directors Recommends a Vote “FOR” Proposal 3

Effect of Amendment and Restatement

Our Board of Directors is requesting stockholder approval of an Amendment to the Articles of Incorporation for the purpose of increasing the authorized number of shares of our capital stock from 250,000,000 to 400,000,000

If this proposal 3 is approved, Article 3 of our Articles of Incorporation will be amended and restated in its entirety to read:

Authorized stock: 400,000,000, par value $0.001 per share.

Under the existing certificate of incorporation, as amended, we are authorized to issue up to 250,000,000 of capital stock. As of July 10, 2014, there are 193,395,065 shares of common stock and rights to acquire an aggregate of 83,113,174 additional shares of common stock under outstanding warrants and stock options.

The Amendment to the Articles of Incorporation would increase the total number of authorized shares of our capital stock to 400,000,000. The Amendment to the Articles of Incorporation would not change any of the current rights and privileges of the holders of our common stock or the par value of our common stock. Although the Amendment to the Articles of Incorporation would not affect our ability to use shares of our common stock for future corporate purposes (including paying future stock dividends, raising capital through common stock and convertible note offerings, funding future employee benefit plan obligations and issuing common stock in acquisitions or other strategic transactions), it would increase by 250,000,000 shares the number of authorized shares of common stock available for such purposes.

Purpose of Amendment and Restatement

The purpose of the Amendment to the Articles of Incorporation is to increase the number of shares of common stock available for future issuance by the Company from 200,000,000 shares to 400,000,000 shares and to meet the needs of current holders of common stock purchase warrants and option holders. The Company is in an early stage of development and relies primarily on the issuance of capital stock, rights to acquire capital stock and promissory notes in order to raise capital in order to fund current and anticipated future operations of the Company, including its research and development and sales efforts. There are currently 193,395,065 shares of common stock outstanding, and the Board of Directors does not believe that the remaining shares of common stock will be sufficient to permit the Company to meet its capital needs over the coming years or to meet the needs of its current holders of common stock purchase warrants and option holders, should they elect to purchase shares thereunder. Accordingly, the Board has approved the Amendment to the Articles of Incorporation for the purpose of increasing the number of shares of common stock available for future capital raises and to meet the needs of its current holders of common stock purchase warrants and option holders and is recommending approval of the same to the stockholders. Aside from the previously issued common stock purchase warrants and options, the Company currently does not have any present understandings or agreements that will involve the issuance of capital stock. However, we are engaged in ongoing discussions with respect to transactions, including financings, which would involve the issuance of capital stock. As of the date herein, there are no definitive agreements, letters of intent or memorandums of understanding with respect to such transactions or financings.

Anti-Takeover Provisions

We do not have any provisions in our Articles of Incorporation, bylaws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders.

There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or Bylaws that would be triggered as a consequence of the Amendment to the Articles of Incorporation. The Articles of Incorporation or Bylaws do not address any consequence of increasing the authorized amount of capital stock.

Additional Information

If approved by our stockholders, the Amendment to the Articles of Incorporation will become effective upon the filing of the Amendment to the Articles of Incorporation with the Nevada Secretary of State, which filing we expect to make promptly after receiving the approval of our stockholders at the meeting.

Under the Nevada Revised Statute, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed amendment, and we will not independently provide our stockholders with any such rights.

The Board of Directors recommends a vote FOR Proposal 3.

PROPOSAL 4: APPROVAL OF THE 5BARZ International Inc. 2013 STOCK INCENTIVE PLAN, AS AMENDED

The Board of Directors Recommends a Vote “FOR” Proposal 4

On May 17, 2013, our Board of Directors adopted the. 2013 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to enhance the long-term shareholder value of the Company, by offering opportunities to selected persons to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company or a Related Company and to acquire and maintain stock ownership in the Company.

The following description of the Plan is a summary, does not purport to be a complete description of the Plan and is qualified in its entirety by the full text of the Plan. A copy of the Plan is attached to this proxy statement as Annex A and is incorporated herein by reference.

Description of the Stock Incentive Plan

The 2013 Stock Incentive Plan provides for the grant of options (“Options”) to purchase common stock, and stock awards (“Awards”) consisting of common stock, to eligible participants, including our directors, executive officers, employees and consultants. The terms and conditions of the Plan apply equally to all participants. We have reserved a total of 20,000,000 shares of common stock for issuance under the Plan. As of the Record Date, there were outstanding Options for a total of 10,150,000 shares of common stock, none of which have been exercised, and no Awards have been granted.

The Plan Administrator, which is currently the board of directors, may designate which of our directors, officers, employees and consultants are to be granted Options and Awards. The Plan Administrator has the authority, in its sole discretion, to determine the type or types of awards to be granted under the Plan. Awards may be granted singly or in combination.

Options

The 2013 Stock Incentive Plan allows for the award of “incentive stock options” and “non-qualified stock options”. Options may be granted by the Plan Administrator, in compliance with the requirements of the stock exchange on which the common stock may be listed or quoted. The Plan Administrator further determines the exercise price and other terms associated with any Options granted under the Option Plan, subject to the rules of the applicable stock exchange. The Options vest and expire on dates set by the Plan Administrator, being not more than ten years from the date of grant, provided that any outstanding Options will expire on a date not exceeding 90 days following the date that the holder ceases to be an officer, director, employee or consultant, for any reason other than retirement, death, permanent disability or termination for cause (as defined in the Plan). Options granted under the Plan are non-assignable.

Awards

The Plan Administrator is authorized to make Awards of common stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with us or the achievement of performance goals related to profits, profit growth, profit related return ratios, cash flow or total stockholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which common stock subject to Awards are held during the periods they are subject to restrictions and the circumstances under which repurchase or forfeiture of the Award shall occur by reason of a participant’s termination of service.

Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to an Award, or upon a participant’s release from any terms, conditions and restrictions of an Award, as determined by the Plan Administrator, we shall release, as soon as practicable, to a participant or, in the case of a participant’s death, to the personal representative of a participant’s estate or as the appropriate court directs, the appropriate number of common stock. Notwithstanding any other provisions of the Stock Incentive Plan, the Plan Administrator may, in its sole discretion, waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Options and Awards shall terminate immediately prior to our corporate dissolution or liquidation. To the extent a forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

Unless earlier terminated by the Board, the Plan will terminate, and no further awards may be granted, ten years after the date on which the Board approved the Plan, or May 17, 2023. The Board may amend, suspend or terminate the Plan at any time, except that shareholder approval may be required for certain amendments under applicable law, regulation or stock exchange rule. Any amendment, suspension or termination of the Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially adversely affect any rights under an outstanding award.

Potential Payments upon Resignation, Retirement, or Change of Control

Our Stock Incentive Plan provides for accelerated vesting of all unvested stock options and unvested restricted stock awards upon a “company transaction” (as defined in the Plan), irrespective of the scheduled vesting date for these awards.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the Plan generally applicable to the Company and to participants in the Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options.  A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Stock Awards.  A recipient of a stock award generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares on the date the restrictions lapse over the amount, if any, paid by the participant with respect to the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares at the time of receipt.

Performance Awards.  A participant generally will not recognize taxable income upon the grant of a performance award. Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award, the participant generally will recognize compensation taxable as ordinary income equal to the excess of (a) the amount of cash or the fair market value of any other property issued or paid to the participant pursuant to the terms of the award over (b) any amount paid by the participant with respect to the award.

Tax Consequences to the Company.  In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Section 409A of the Code.  We intend that awards granted under the Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Tax Withholding.  We are authorized to deduct or withhold from any award granted or payment due under the Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Plan until all tax withholding obligations are satisfied.

New Plan Benefits

Securities Authorized for Issuance Under Equity Compensation Plans

The following table gives information as of December 31, 2013, the end of the most recently completed fiscal year, regarding shares of common stock that may be issued upon the exercise of options under our 2013 Stock Incentive Plan.

	(a)	(b)	(c)
Plan Category	No. of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	No. of Shares Available for Future Issuance, excluding securities reflected in Column (a)
Equity Compensation Plans Approved by Shareholders	—	—	—
Equity Compensation Plans Not Approved by Shareholders (1)	4,000,000	$0.10	16,000,000
TOTAL	4,000,000	$0.10	16,000,000

Since December 31, 2013, the Company has issued Options to purchase an additional 500,000 shares of its common stock to its directors, as well as Options to purchase an additional 5,650,000 shares of its common stock to employees and consultants.

The Board of Directors recommends a vote FOR Proposal 4.

PROPOSAL 5: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board of Directors recommends a vote FOR Proposal 5.

The Company believes that its compensation policies are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of its stockholders. If such compensation were to be modified, the Company runs the risk of both being unable to retain and unable to attract qualified and competent people to fill rolls necessary for the advancement and betterment of the Company.

The Company is providing its stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers (“NEO”) as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal 6. This advisory stockholder vote, gives you as a stockholder the opportunity to approve or not approve the NEO’s compensation that is disclosed in this Proxy Statement by voting for or against the resolution below (or by abstaining with respect to the resolution).

As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal 6 overrules any decision by the Company or the Board of Directors (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

The Board of Directors recommends a vote FOR Proposal 5.

PROPOSAL 6: ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

The Board of Directors recommends a vote FOR Proposal 6.

In Proposal 6, the Company is providing its stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this Proposal 6 we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain from casting a vote.

The Board of Directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

After careful consideration, the Board of Directors believes that the executive compensation advisory vote should be held every three years, and therefore our Board of Directors recommends that you vote for a frequency of every three years for future executive compensation advisory votes.

The Company believes that a once-every-three-years executive compensation advisory vote will allow our stockholders to evaluate executive compensation on a more thorough, longer-term basis than an annual or biennial vote. The Company will take a long-term view of executive compensation and encourages its stockholders to do the same. Too-frequent executive compensation advisory votes may encourage short-term analysis of executive compensation. In addition, an annual or biennial executive compensation advisory vote may not allow stockholders sufficient time to evaluate the effect of changes made to the Company’s executive compensation program. In determining to recommend that stockholders vote for a frequency of once every three years, the Company considered how an advisory vote at this frequency will provide stockholders sufficient time to evaluate the effectiveness of our executive compensation policies and practices in the context of our long-term business results rather than emphasizing short-term and potentially one-time fluctuations in our business results or executive compensation. In addition, a vote every three years will provide the Company sufficient time to be responsive to stockholder views.

The Board of Directors believes that holding the executive compensation advisory vote every three years is in the best interests of the Company and its stockholders and recommends voting for a frequency of every “three years”. Proxies solicited by the Board of Directors will be voted for a frequency of every three years unless stockholders specify to the contrary.

The Board of Directors recommends a vote FOR Proposal 6.

ANNUAL REPORT AND FORM 10-K; INTERNET AVAILABILITY OF PROXY MATERIALS

We have included with this proxy statement a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

Important Notice Regarding the Availability of Proxy Materials for the 5BARz International Inc., 2014 Annual Meeting of Shareholders to Be Held on September 24, 2014: the Proxy Statement and the Annual Report on Form 10-K are available at: 9444 Waples Street, Suite 140, San Diego, CA 92121.

METHOD AND COST OF SOLICITATION

The Company will pay the cost of soliciting proxies. In addition to soliciting proxies by mail, the Company’s employees may request the return of proxies in person or by telephone. Brokers and persons holding shares for the benefit of others may incur expenses in forwarding proxies and accompanying materials and in obtaining permission from beneficial owners to execute proxies. On request, the Company will reimburse those expenses.

HOUSEHOLDING

The Company has adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, shareholders of record who have the same address receive only one copy of the Proxy Statement and Annual Report, as applicable. Shareholders who participate in householding continue to receive separate proxy forms.

Any shareholder who would prefer to have a separate copy of the Proxy Statement or Annual Report delivered to him or her at the shared address for this and future years may elect to do so by writing to Mr. Daniel Bland, President, 5BARz International, Inc., 9444 Waples Street, Suite 140, San Diego, CA 92121. A copy of the materials will be sent promptly to the shareholder following receipt of such notice.

DISCRETIONARY AUTHORITY

While the Notice of Annual Meeting of Shareholders provides for transaction of such other business as may properly come before the Annual Meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than those referred to in this proxy statement. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

SHAREHOLDER PROPOSALS

Shareholders wishing to present proposals for action at an Annual Meeting must do so in accordance with the Company’s bylaws. For purposes of the Company’s 2014 Annual Meeting, such notice, to be timely, must be received by the Company between August 1, 2014 and August 5, 2014. In addition, SEC rules require that any shareholder proposal to be considered for inclusion in next year’s Annual Meeting proxy materials be received at the Company’s principal office by August 5, 2014. The Company’s mailing address is 9444 Waples Street, Suite 140, San Diego, CA 92121.

Whether you plan to attend the Annual Meeting or not, please submit a proxy through the internet or sign and return the enclosed proxy form in the enclosed, stamped envelope if this proxy was received by mail.

/s/ Daniel Bland
Daniel Bland
President

San Diego, California

July 31, 2014

Revocable Proxy
5BARz INTERNATIONAL, INC.
Proxy for the Annual Meeting of Shareholders
____________________________

WRITTEN CONSENT SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS
OF 5BARz INTERNATIONAL, INC.

This written consent is solicited on behalf of the board of directors of 5BARz International, Inc. for the 2014 Annual Meeting of Shareholders to be held at Hilton La Jolla Torrey Pines, 10950 North Torrey Pines Road, La Jolla, CA 92037 on September 24, 2014 at 2:00PM local time.

When properly executed, shares represented by this written consent will be voted as designated by the undersigned.

The undersigned hereby acknowledges receipt of the consent solicitation statement (the “Consent Solicitation Statement”) of 5BARz International, Inc. (the “Company”) dated July 31, 2014, does hereby vote via written consent, as designated below, all of the shares of common stock of the Company held by the undersigned:

The Board of Directors of the Company recommends a vote “For” the proposals.

1. Elect as directors the 2 nominees named below to hold office for a one year term or until their successors shall be elected and qualified or until their earlier resignation or removal;

Nominee: Dr. Gilbert Amelio	For [__]	Against [__]	Abstain [__]
Mr. Daniel Bland	[__]	[__]	[__]

2. Ratify the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014;

For	Against	Abstain
[__]	[__]	[__]

3. Approval of an amendment to the Articles of Incorporation of the Company by filing a Certificate of Amendment with the Secretary of State of Nevada to increase the number of authorized shares of common stock from 250,000,000 to 400,000,000.

For	Against	Abstain
[__]	[__]	[__]

4.        Ratify the adoption of the 5BARz International, Inc. 2013 Stock Incentive Plan;

For	Against	Abstain
[__]	[__]	[__]

5. To approve by an advisory vote named executive officer compensation.

For	Against	Abstain
[__]	[__]	[__]

6. To approve by an advisory vote the frequency of future executive compensation advisory votes.

For	Against	Abstain
[__]	[__]	[__]

The undersigned represents that the undersigned owns the following number of shares of common stock of the Company (please insert number of the shares): _________________.

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the written consent. A written consent executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing. This Proxy, when properly signed, will be voted in the manner directed. If no direction is given, this Proxy will be voted FOR Proposals 1-6. By completing and returning this Proxy, you are granting the proxyholders, and each of them, the right and authority to vote in their discretion with respect to any amendments to any of the above Proposals, as well as in respect to any other matter that may be properly brought before the 2014 Annual Meeting of Stockholders, in each case in accordance with the judgment of the person or persons voting. The Company does not expect that any other matter than as described in this proxy statement will be brought before the 2014 Annual Meeting of Stockholders.

Date:

Stockholder Name
(printed):

Signature:

Title (if applicable):

Signature (if held jointly):

Title (if applicable):

Important: Please complete, sign and date your written consent promptly and fax, email or mail it to:
5BARz International, Inc.
c/o Corporate Stock Transfer
3200 Cherry Creek Drive South, Suite 430
Denver, CO, USA 80209
Fax: 303-282-5800
rsingleton@corporatestock.com